EXHIBIT 10.8


                            IMC GLOBAL INC.
                   1988 Stock Option and Award Plan
          As Amended and Restated Effective October 19, 1995




I.        Purpose

          The purpose of this plan is to further the growth and success of the Company and its subsidiaries by providing key employees with additional incentive to contribute to such growth and success and by aiding the Company in attracting and retaining such key employees.

II.  Administration of the Plan

           The Board of Directors of the Company shall appoint a committee (the "Committee") of not less than three of its members to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee. Each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(b)  shall  qualify  as  an "outside director" within  the  meaning  of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the power to grant options, stock appreciation rights and awards of Restricted Stock ("Restricted Stock Awards") under the Plan, to interpret the Plan and options, stock appreciation rights and Restricted Stock Awards granted under it, to make regulations and to formulate administrative provisions for carrying out the Plan, and to make all other determinations in connection with the granting of options, stock appreciation rights and Restricted Stock Awards and administration of the Plan.

           The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of
Section 162(m) of the Code and the regulations thereunder who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

III. Stock Subject to the Plan

      (a) The stock to be offered for sale by the Company pursuant to exercise of options or which may be delivered upon the exercise of stock appreciation rights or which may be delivered pursuant to Restricted Stock Awards granted under the Plan shall be shares of the authorized Common Stock, par value $1.00 per share, of the Company (hereafter sometimes call the "Stock") and may consist of either unissued shares or shares reacquired by the Company, or a combination of both as the Board of Directors or the Committee may from time to time determine. Subject to the provisions of subsection (b) of this
Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 3,000,000 shares, reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of Restricted Stock Awards and (ii) which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a stock appreciation right) or Restricted Stock Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

           To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person shall be 500,000, subject to adjustment as provided in Section 3(b).

           Except as set forth in this Section 3, any securities resulting from any stock dividend, stock split, stock distribution or other recapitalization or any substituted securities in the event of any substitution referred to in the this Section 3, shall be subject to the shares covered by the related option, stock appreciation right or Restricted Stock Award pursuant to the Plan including, in the case of a Restricted Stock Award, escrow of such shares or other securities.

      (b)(i) In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding stock appreciation right, and the number and class of securities subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (1) available under this Plan, such fractional security shall be disregarded, or (2) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting or exercise of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the excess, if any, of (A) the fair market value (determined in accordance with Section 6) on the vesting or exercise date over (B) the exercise price, if any, of such award.

      (ii) Notwithstanding any provision in this Plan or any agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (1) all outstanding options shall immediately become exercisable in full, (2) the restrictions applicable to any outstanding Restricted Stock Award shall lapse and (3) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate purchase price.

      (iii) Notwithstanding any provision in this Plan or any agreement, in the event of a Change in Control (other than a Change in Control in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act), each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive within ten days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to (1) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option and (2) in the case of a Restricted Stock Award, the number of shares of Common Stock then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each stock appreciation right shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

IV.  Eligibility

           Any regular salaried employee of the Company or any of its subsidiary companies shall be eligible to receive options, stock appreciation rights and Restricted Stock Awards under the Plan. Members of the Board of Directors of the Company who are not employed in any other capacity as regular salaried employees of the Company or of any subsidiary are not eligible to receive options, stock appreciation rights and Restricted Stock Awards under the Plan.

V.   Offering to Designated Employees

           Subject to the terms of the Plan, the Committee shall have the authority to select the persons to whom options are to be granted under the Plan (it being understood that more than one option may be granted to the same person), the number of shares to be subject to each such option, the option price of such shares, the time or times when each option may be exercised within the limits stated in this Plan, and other terms of the option. An option, or a portion thereof, may be an "incentive stock option" within the meaning of Section 422 of the Code (an "ISO") or an option that is not an ISO (a "Non-Statutory Stock Option"), provided that no ISO may be granted more than ten years after the date on which the stockholders of the Company approve this amendment and restatement of the Plan providing for the grant of ISOs hereunder. The Committee shall also have the authority, subject to the terms of the Plan, to determine (a) whether stock appreciation rights are to be granted in conjunction with an option and (b) which employees shall receive Restricted Stock Awards, the number of shares to be subject to each such Award and the terms and conditions of such Awards. Each option, stock appreciation right and Restricted Stock Award issued under the Plan may in the discretion of the Committee be covered by an agreement executed on behalf of the Company and the Grantee. Each such Agreement shall be in form approved by the Committee and shall contain such restrictions, terms and conditions as the Committee may require and as are not inconsistent with the provisions of the Plan. Each option and stock appreciation right shall be deemed to have been granted and shall take effect on the date that the Committee approves the granting of the option or stock appreciation right, or the date the Grantee enters the employ of the Company or a subsidiary, whichever is later, regardless of when the agreement or other document evidencing the option or stock appreciation right is executed and delivered. Each such agreement or other document shall be dated as of the date the option, stock appreciation right or Restricted Stock Award evidenced thereby is granted.

VI.  Price

           The option price shall not be less than 100% of the fair market value of the Stock at the time the option is granted; provided, however, that if an ISO shall be granted to any person who, at the time such ISO is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an ISO. The fair market value at the time the option is granted shall, for purposes of the Plan, be the mean between the highest and lowest prices at which the Stock is traded on the day on which the option is granted, as reflected on the consolidated tape of New York Stock Exchange issues, or if such date is not a trading day, on the first trading day preceding such date. If there are no such sales of Stock on the date the option is granted (or on the first trading day preceding such date, if applicable) the mean between the bid and the asked prices as reflected on the consolidated tape of New York Stock Exchange issues at the close of the market on such day shall be deemed to be the fair market value of the Stock.

VII. Exercise of Options

      (a) The period during which an option may be exercised shall be determined by the Committee at the time the option is granted, except (but subject to Section 3) that

     (i) an employee must continue in the employ of the Company and/or one or more of its subsidiaries for a period of not less than one year after the date of grant of the option before he may exercise such option;

      (ii) not more than 50% of the total number of shares subject to his option may be purchased by an employee during the one-year period beginning on the first anniversary of the date of grant of the option;

      (iii) except as otherwise provided in Section 11, no option shall be exercisable after the Grantee ceases to be an employee of the Company; and

     (iv) no option shall be exercisable more than ten years after its date of grant, provided, that if an ISO shall be granted to a Ten Percent Holder, such ISO shall not be exercisable more than five years after its date of grant.

          For purposes of the foregoing and Section 11, any Grantee who shall retire from employment with the Company and/or one or more of its subsidiaries prior to the first of the month following his 65th birthday, and who at the time of such retirement shall be committed to render consulting services to the Company and/or one or more of its subsidiaries pursuant to a contract which is approved by the Board of Directors and which in the judgment of the Committee requires that during the period of such contract he be obligated to devote a substantial portion of his time to rendering such services, shall, if the Committee so determines, be deemed for purposes of the Plan to continue in the employment of the Company and/or its subsidiaries so long as his obligation to render consulting services under such contract shall continue in effect, but not beyond three years from the date of his retirement or ten years from the date of grant whichever shall first occur.

           Subject to the foregoing and Section 11, options may be exercised from time to time in whole or in part. Each exercise of an option shall be accomplished by giving written notice of such exercise to the Treasurer of the Company, specifying the number of shares to be purchased and accompanied by payment in full of the purchase price therefor (or arrangement made for such payment to the satisfaction of the Company). An employee to whom an option is granted shall be under no obligation whatsoever to exercise it, and he may exercise the option or not in his discretion.

      (b) Payment for the options exercised shall be either in (i) cash, or check, bank draft or money order (collectively referred to as "cash") to the order of IMC Global Inc. for an amount in United States dollars equal to the total option price for the number of shares upon which options are being exercised, or (ii) shares of Common Stock of the Company (which shall be valued, for this purpose, at a price per share which is the mean between the highest and lowest prices at which the Stock is traded on the exercise date (or, if such date is not a trading day, on the first trading day preceding the exercise date), as reflected on the consolidated tape of New York Stock Exchange issues, or if there are no such sales of Stock on the exercise date (or on the first trading day preceding such date, if applicable), the mean between the bid and the asked prices as reflected on the consolidated tape of New York Stock Exchange issues at the close of the market on such date) with a value equal to or less than the total option price, plus cash for an amount in United States dollars equal to the amount, if any, by which the total option price exceeds the value (determined as aforesaid) of such shares of Company stock. Payment of the option exercise price in cash may be made by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise. Payment of the option exercise price by shares of Common Stock shall be either (1) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens), (2) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option or (3) a combination of (1) and
(2), in each case to the extent set forth in the agreement relating to the option. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (1)-(3) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. The exercise date as used herein shall mean the business day on which an optionee delivers written notice to the Treasurer of the Company specifying the number of shares the optionee then desires to purchase under options held by such optionee.

           Payment for shares exercised for Stock and/or cash shall be delivered to the Treasurer of the Company not later than the end of the third business day after the exercise date. In the case of payment by delivery of previously owned shares of Stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Treasurer of the Company or, if such certificates have not yet been delivered to the optionee by written notice to the Treasurer of the Company requesting that the shares represented by such certificates be applied toward payment as hereinabove provided.

      (c) At the request of a participant, the Company may satisfy any of its tax withholding obligations arising upon the exercise of an option under Federal, State or other tax laws by withholding from the number of shares otherwise to be delivered to the Grantee that number of shares equal to the amount of such tax to be withheld. Shares to be withheld under this Section 7(c) shall be valued in accordance with the provisions of Section 7(b)(ii) above. In the alternative, the Grantee may deliver to the Company in whole or partial satisfaction of the Company's tax withholding requirements, previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens), which shares shall be valued for such purpose in accordance with the provisions of Section 7(b)(ii) above. The Committee shall have sole discretion to disapprove of an election or request to withhold or deliver shares of Stock in order to satisfy tax withholding obligations and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such obligations be in compliance with
Section 16 and the rules and regulations thereunder.

VIII. Stock Appreciation Rights

      (a) Stock appreciation rights may be granted in conjunction with all or part of any option granted under this Plan, either at the time of the grant of such option or at any subsequent time during the term of the option; provided, however, that any stock appreciation right related to an ISO shall be granted at the same time that such ISO is granted. A "stock appreciation right" is a right to receive, without payment to the Company, a number of shares of Common Stock of the
Company and/or cash, as provided in this Section 8, in lieu of the purchase of shares under a related option. A stock appreciation right shall terminate and no longer be exercisable upon the termination of the related option. Stock appreciation rights may be exercised, in accordance with subsection (b) of this Section 8, by a Grantee by surrendering the related option or applicable portion thereof. Upon such exercise and surrender, the Grantee shall be entitled to receive an amount determined in the manner prescribed in subsection (b) of this
Section 8. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

      (b) Stock appreciation rights shall be subject to such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee, which shall include the following:

      (i) Stock appreciation rights shall be exercisable at such time or times and only to the extent that the option to which they relate shall be exercisable in accordance with the provisions of Section 7 and this Section 8 of this Plan.

      (ii) Upon the exercise of a stock appreciation right, an optionee shall be entitled to receive an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised. If shares of Common Stock are to be delivered for such excess amount, the number of whole shares shall be determined by dividing such excess amount by the fair market value of one share of Common Stock on the date of exercise of the stock appreciation right. No fractional shares shall be issued upon exercise of the stock appreciation right and no cash shall be paid for such fractional shares. The fair market value of Common Stock on the date of exercise of stock appreciation rights shall be determined in the same manner as the fair market value of Common Stock on the date of grant of an option is determined pursuant to Section 6 hereof.

      (iii) The Committee shall have the sole discretion to determine the form in which payment of the amount described in paragraph (ii) of this subsection (b) will be made (i.e., cash, Common Stock, or any combination thereof).

      (iv) The obligation to make payments with respect to stock appreciation rights shall not be funded or secured in any manner.

      (c) Upon the exercise of a stock appreciation right, the option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of Common Stock to be issued under the Plan as set forth in Section 3 hereof.

IX.  Restricted Stock Awards

      (a) Restricted Stock Awards are awards of restricted shares of Common Stock which are subject to the terms, conditions and restrictions contained in this Plan and in the Award relating to such shares. Upon the grant of any Restricted Stock Award, the awarded shares shall be registered in the name of the Grantee as soon as reasonably practicable after the award is made, but not until the Grantee has executed an award agreement and any other documents which the Committee in its absolute discretion may require. The awarded shares shall be retained by the Treasurer of the Company, an escrow holder, and the Grantee shall not be required to make any payment of cash consideration for such Award. All such Awards shall be contingent and the rights of the Grantee with respect thereto prior to vesting or forfeiture as provided in this Plan shall be only as set forth in this Plan.

      (b) Unless and until the shares awarded to a Grantee shall have vested as provided in this Section 9, but subject to the provisions of
Section 3 where applicable, such shares shall not be sold, transferred or otherwise disposed of or pledged, but the Grantee, after delivery of the shares to the escrow holder, shall have the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

      (c) Each Restricted Stock Award shall be granted by the Committee, in its absolute discretion, subject to the provisions of the Plan, and shall contain such terms and conditions as the Committee shall determine consistent with the Plan, but in no event (except as provided in Section 3 hereto) may any portion of a Restricted Stock Award vest prior to one year after the date of grant.

      (d) Upon the forfeiture of any share of Restricted Stock in accordance with the provisions of the Plan, or the terms and conditions of the Award, such share shall automatically be transferred to and reacquired by the Company at no cost to the Company.

      (e) Vested Restricted Stock Awards shall be paid by delivery to the Grantee of certificates for the appropriate number of shares of Common Stock of the Company, registered in his name, free of any restriction or condition other than such restrictions on the resale of such Stock as the Committee, on advice of counsel, may require, which restrictions may be expressed, at the option of the Committee, in a legend on the stock certificate, with appropriate instructions given to the Company's transfer stock agent.

X.   Necessary Approvals

          Each option and stock appreciation right and Restricted Stock Award shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option or stock appreciation right or Restricted Stock Award upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental authority, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under such option or upon exercise of such stock appreciation right or the award, vesting or delivery of shares covered by a Restricted Stock Award, such option or stock appreciation right may not be exercised in whole or in part, and such Restricted Stock Award shall not be made or vest, and shares thereunder may not be delivered, as the case may be, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any option or stock appreciation right may be exercised only in accordance with the provisions of all applicable law.

XI.  Termination of Employment

      (a) If an employee ceases to be employed for any reason, whether by his own volition or otherwise, except where termination is due to death, total disability or retirement (as defined in Section 11(c) of this Plan) of the employee, all options and stock appreciation rights held by the employee under this Plan shall be automatically canceled at the time of termination of employment except that any such option and stock appreciation right may be exercised by him within three months after such termination (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant) to the extent exercisable by him at the time of such termination; provided, however, that in the case of an ISO, the period of time after such termination of employment shall not be greater than three months. If such an employee dies within such three month period, any such right of exercise of his option or stock appreciation right, respectively, possessed by him on the date of his death shall be transferred and may be exercised as provided in subsection (b) of this Section, unless the option or stock appreciation right by its terms shall provide otherwise.

     (b) If an employee dies while in the employ of the Company or any of its subsidiary companies, any option and stock appreciation right held by him at the time of his death shall be transferred as provided in his will or as determined by the laws of descent and distribution, and may be exercised, to the extent exercisable by him at the time or from time to time within twelve months after the date of death (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant) unless the option or stock appreciation right by its terms shall provide a shorter period of time during which the option or stock appreciation right may be exercised after death.

      (c) An employee whose employment terminates because of total disability or retirement (as defined in this subsection) may exercise his option and stock appreciation right, to the extent exercisable by him at the time of such termination, at any time or from time to time within three years after the termination of his employment (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant). If such a former employee dies, any such right of exercise of his option or stock appreciation right possessed by him on the date of his death shall be transferred and may be exercised as provided in subsection (b) of this Section unless the option or stock appreciation right by its terms shall provide otherwise. "Retirement," for purposes of this Plan, shall include termination of employment at a time when the Grantee is entitled to an early or normal retirement pension under any retirement plan of the Company.

     (d) If the employment of a Grantee terminates before a Restricted Stock Award is vested in accordance with the Plan, he shall automatically forfeit all shares of Stock then subject to Restricted Stock Awards under the Plan, except to the extent otherwise determined by the Committee in its sole discretion before or after such termination.

XII. Miscellaneous

      (a) While an option or stock appreciation right is unexercised, an employee shall have no voting rights or other rights of stockholders with respect to shares which are subject to his option or which he may receive upon exercise of his stock appreciation right. Furthermore, no cash dividends shall accrue or be payable with respect to any such shares. However, an employee shall have full voting and other rights upon the date on which the Committee determines that Stock will be issued to him in connection with the exercise of the stock appreciation right.

      (b) Stock which is subject to options but has not yet been purchased or which may be issued upon exercise of a stock appreciation right has no subscription rights.

      (c) No fractional shares of Stock shall be issued upon exercise of an option or a stock appreciation right and in case a fractional share shall become subject to an option or stock appreciation right by reason of a stock dividend or otherwise, the employee holding such option or stock appreciation right shall not be entitled to exercise it with respect to such fractional share.
      (d) The rights granted to any employee pursuant hereto shall be exercisable, during his lifetime, only by him or by his guardian or legal representative and none of such rights shall be subject to sale, hypothecation, assignment or pledge or be transferable otherwise than by will or intestacy.

      (e) No Grantee of an option, stock appreciation right or Restricted Stock Award shall have any right to be retained in the employ of the Company or a subsidiary thereof by virtue of his participation in the Plan.

      (f) This Plan, each option, stock appreciation right and Restricted Stock Award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

XIII.  Amendments

           Subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Board of Directors shall have the power (a) to make such changes in the Plan and in any option, stock appreciation right or Restricted Stock Award previously granted under the Plan as in the opinion of counsel to the Company may be necessary or appropriate from time to time so that options granted under the Plan will continue to be ISOs or Non-Statutory Stock Options, as the case may be, under the Code as in existence from time to time, and (b) to make such other changes in the Plan and in any option or stock appreciation right previously granted under the Plan as from time to time the Board deems proper and in the best interests of the Company; provided, however, that no amendment shall be made without stockholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3), (ii) reduce the minimum purchase price in the case of an option or the base price in the case of a stock appreciation right,
(iii)  effect any change inconsistent with Section 422 of the  Code  or
(iv) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

XIV. Effective Date and Termination

      (a) The Plan or any amendment hereto shall become operative and in effect as of the date the Plan or any such amendment is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1995 annual meeting of stockholders.

      (b) The Plan shall remain in effect until termination by action of the Board. Termination of this Plan shall not affect the rights of employees under the options theretofore granted to purchase Common Stock under the Plan, or the rights of employees pursuant to stock appreciation rights and Restricted Stock Awards theretofore granted under the Plan, and all such options, stock appreciation rights and Restricted Stock Awards shall continue in force and in operation after termination of the Plan, except as they may be terminated through death or other termination of employment in accordance with the terms of the Plan.

XV.  Definitions of Certain Terms Referenced Hereto in the Plan

      (a) Change in Control: The term "Change in Control" of the Company when used in this Plan, shall mean, and be deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied.

      (i) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 15% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (1),
(2) and (3) of subsection (iii) of this definition;

      (ii) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

       (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporation Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

      (iv) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

      (b) "Non-Statutory Stock Option" shall mean a stock option which is not an ISO.

      (c) "Permanent and Total Disability" shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

      (d) "Termination of Employment" shall mean the termination of employment by IMC Global Inc. or the Company or its successor company of an employee who is a participant in the Plan, that occurs after a Change in Control (as herein defined) has occurred and is not due to cause and is not voluntary. Termination shall not be deemed to be voluntary if the employee elects to resign because his or her position, responsibility, benefits or compensation have been adversely changed or diminished.

           This definition is applicable to "termination of employment" when used in the Plan only when the reference to Section 16 appears along with it.

            IN WITNESS WHEREOF, IMC Global Inc. has caused this instrument as amended to be executed, effective as of July ___, 1995.

                              IMC GLOBAL INC.



                              By:
                                   Its:


(corporate seal)



ATTEST:



By:
     Its: